UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 28, 2018

TENNECO INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12387	76-0515284
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 NORTH FIELD DRIVE, LAKE FOREST, ILLINOIS	60045
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 482-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

On April 10, 2018, Tenneco Inc., a Delaware corporation (the “Company”), announced that it entered into a Membership Interest Purchase Agreement by and among the Company, Federal-Mogul LLC, a Delaware limited liability company (“Federal-Mogul”), American Entertainment Properties Corp., a Delaware corporation, and Icahn Enterprises L.P., a Delaware limited partnership, regarding the proposed acquisition of Federal-Mogul by the Company (the “Transaction”). The purpose of this Current Report on Form 8-K (this “Current Report”) is (i) to retrospectively recast certain financial information and related disclosures included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017 (the “2017 Form 10-K”), which was filed with the Securities and Exchange Commission (“SEC”) on February 28, 2018, as further described below and (ii) to file certain financial statements of Federal-Mogul, and certain pro forma financial statements, each of which is required to be incorporated by reference into registration statements filed by the Company. The information in this Current Report is not an amendment to, or restatement of, the 2017 Form 10-K.

ITEM 8.01 Other Events

As disclosed in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2018, filed on May 10, 2018, the Company changed its reportable segments effective as of the first quarter of 2018. The new reportable segments consist of the Clean Air, Ride Performance and Aftermarket businesses. The new reportable segments, which are also the Company’s operating segments, align with how the Chief Operating Decision Maker allocates resources and assesses performance against the Company’s key growth strategies.

To reflect (i) the change in segments described in the foregoing paragraph and (ii) the Company’s retrospective adoption of (A) Accounting Standard Update (“ASU”) 2017-07, Compensation—Retirement Benefits (Topic 715): Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost, (B) ASU 2016-15, Statement of Cash Flow—Classification of certain cash receipts and cash payments (Topic 230) and (C) ASU 2016-18, Statement of Cash Flows—Restricted Cash (Topic 230), the following Items of the 2017 Form 10-K have been recast retrospectively (which Items as adjusted are attached as Exhibits 99.1, 99.2, 99.3 and 99.4 to this Current Report and incorporated by reference herein):

•	Part I, Item 1. Business

•	Part II, Item 6. Selected Financial Data

•	Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

•	Part II, Item 8. Financial Statements and Supplementary Data

The disclosures filed as Exhibits 99.1, 99.2, 99.3 and 99.4 replace the corresponding portions of the 2017 Form 10-K. This Current Report does not reflect events that may have occurred subsequent to the original filing date of the 2017 Form 10-K, and does not amend, restate, modify or update in any way the disclosures made in the 2017 Form 10-K other than as required to retrospectively reflect the change in segment reporting and the adoption of the ASUs as described above. All other information in the 2017 Form 10-K remains unchanged. Without limitation of the foregoing, this filing does not purport to update Management’s Discussion and Analysis of Financial Condition and Results of Operations for any information, uncertainties, risks, events or trends occurring or known to management subsequent to the date of filing of the 2017 Form 10-K. Unaffected items and unaffected portions of the 2017 Form 10-K have not been repeated in, and are not amended or modified by, this Current Report or Exhibits 99.1, 99.2, 99.3 or 99.4. The information in this Current Report should be read in conjunction with the 2017 Form 10-K. For information on developments since the filing of the 2017 Form 10-K, please refer to the Company’s subsequent filings with the SEC.

Federal-Mogul’s consolidated balance sheets as of June 30, 2018 and December 31, 2017, consolidated statements of operations and statements of comprehensive income (loss) for the three and six months ended June 30, 2018 and 2017 and consolidated statements of cash flows for the six months ended June 30, 2018 and 2017 and the notes thereto are attached as Exhibit 99.5 and incorporated by reference herein.

The unaudited pro forma condensed combined balance sheet as of June 30, 2018 and unaudited pro forma condensed combined statements of income of the Company for the six months ended June 30, 2018 and the year ended December 31, 2017 and the notes thereto, which are attached as Exhibit 99.6 hereto, replace the unaudited pro forma condensed combined financial statements of the Company set forth in Exhibit 99.3 to the Current Report on Form 8-K filed with the SEC on June 26, 2018.

ITEM 9.01 Financial Statements and Exhibits

(a) Financial statements of businesses acquired.

(1) Federal-Mogul’s consolidated balance sheets as of June 30, 2018 and December 31, 2017, consolidated statements of operations and statements of comprehensive income (loss) for the three and six months ended June 30, 2018 and 2017 and consolidated statements of cash flows for the six months ended June 30, 2018 and 2017 and the notes thereto are attached as Exhibit 99.5 and incorporated by reference herein.

(b) Pro forma financial information.

The unaudited pro forma condensed combined balance sheet as of June 30, 2018 and unaudited pro forma condensed combined statements of income of the Company for the six months ended June 30, 2018 and the year ended December 31, 2017 and the notes thereto are filed as Exhibit 99.6 hereto and incorporated by reference herein.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP.

99.1	Part I, Item 1. Business.

99.2	Part II, Item 6. Selected Financial Data.

99.3	Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations.

99.4	Part II, Item 8. Financial Statements and Supplementary Data.

99.5	Federal-Mogul’s condensed consolidated balance sheets as of June 30, 2018 and December 31, 2017, condensed consolidated statements of operations and statements of comprehensive income (loss) for the three and six months ended June 30, 2018 and 2017 and condensed consolidated statements of cash flows for the six months ended June 30, 2018 and 2017 and the notes thereto.

99.6	The unaudited pro forma condensed combined balance sheet as of June 30, 2018 and unaudited pro forma condensed combined statements of income of the Company for the six months ended June 30, 2018 and the year ended December 31, 2017 and the notes thereto.

101.INS	XBRL Instance Document.

101.SCH	XBRL Taxonomy Extension Schema Document.

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.

101.LAB	XBRL Taxonomy Extension Label Linkbase Document.

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENNECO INC.

Date: September 28, 2018	By:	/s/ Brandon B. Smith
Brandon B. Smith
Senior Vice President, General Counsel and Corporate Secretary